UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 3, 2008

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NALCO HOLDING COMPANY

 (Exact name of registrant as specified in its charter)

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Delaware	001-32342	16-1701300
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1601 W. Diehl Rd., Naperville, IL 60563

 (Address of Principal Executive Office) (Zip Code)

630-305-1000

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On September 3, 2008, Nalco Holding Company (the "Company") announced the commercialization of its BrightWater® enhanced oil recovery technology. Sales for the technology in 2008 are expected to exceed $5 million. A copy of a press release containing that announcement is being furnished to the SEC as an exhibit to this form.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits

The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

99.1

Press release of Nalco Holding Company dated September 3, 2008 announcing BrightWater enhanced oil recovery technology.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY

By:	/s/ Stephen N. Landsman
Stephen N. Landsman Secretary

Date:  September 4, 2008